                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: APRIL 21, 2004

                             APPLIED INNOVATION INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    Delaware                         0-21352                   31-1177192
---------------                ---------------------     ----------------------
(STATE OR OTHER                (COMMISSION FILE NO.)        (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

             Exhibit No.                  Description

                 99 Press Release, dated April 21, 2004, entitled "Applied Innovation Reports First Quarter 2004 Financial Results"

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 21, 2004, Applied Innovation Inc. (the "Company") issued a press release regarding its financial results for the first quarter ended March 31, 2004. A copy of the Company's press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.

         The information in this Form 8-K, including the exhibit hereto, shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.

         The information contained or incorporated by reference in this Form 8-K contains forward-looking statements, including certain statements regarding intent, beliefs, expectations, projections, forecasts and plans, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading "Business Risks" included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and other factors described from time to time in the Company's other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. The Company assumes no obligation to update any forward-looking statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           APPLIED INNOVATION INC.

Date:  April 28, 2004             By:      /s/ Michael P. Keegan
                                           -------------------------------------
                                           Michael P. Keegan, Executive Vice
                                           President and Chief Operating Officer

                                  EXHIBIT INDEX

               Exhibit No.                Description

                  99 Press Release, dated April 21, 2004, entitled "Applied Innovation Reports First Quarter 2004 Financial Results"